UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-833-0018
Date of fiscal year end:	February 28, 2022

Date of reporting period:	February 28, 2022

Item 1.	Report to Shareholders.

JAPAN SMALLER
CAPITALIZATION FUND, INC.
ANNUAL REPORT

FEBRUARY 28, 2022

JAPAN SMALLER CAPITALIZATION FUND, INC.
April 29, 2022
To Our Shareholders:
We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2022.
The net asset value (“NAV”) per share of the Fund decreased by 5.4% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 8.6% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions for the fiscal year ended February 28, 2022. The closing market price of the Fund on February 28, 2022 was $7.63, representing a discount of 15.1% to the NAV of $8.99. The net assets of the Fund totaled $254,646,580 on February 28, 2022.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), decreased by 5.9% in United States (“U.S.”) dollar terms. During the fiscal year ended February 28, 2022, the Fund outperformed the Benchmark by 0.5% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 6.2% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 15.1% in U.S. dollar terms for the fiscal year ended February 28, 2022. The Japanese yen (“Yen”) depreciated by 7.9% against the U.S. dollar during the fiscal year ended February 28, 2022.
For the quarter ended February 28, 2022, the Benchmark decreased by 2.6%, the TOPIX decreased by 3.8%, and the Nikkei decreased by 6.2% in U.S. dollar terms. The NAV of the Fund increased by 3.1% and outperformed the Benchmark by 5.7%. The closing market price of the Fund increased by 2.6% and the Yen depreciated by 1.7% against the U.S. dollar during the quarter ended February 28, 2022.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.
Performance
In terms of the sector allocation strategy during the fiscal year ended February 28, 2022, overweight positions in the Iron and Steel sector and Banks sector generated the largest positive contributions. Sector returns were eroded by an underweight position in the Electric Appliances sector.
Relative performance was positively impacted by C. Uyemura & Co., Ltd. in the Chemicals sector, Ryoden Corporation in the Wholesale Trade sector, and The Akita Bank,

Ltd. in the Banks sector. Conversely, relative performance was negatively impacted by Hi-Lex Corporation in the Transportation Equipment sector, Seria Co., Ltd. in the Retail Trade sector, and Godo Steel, Ltd. in the Iron and Steel sector.
Market Review
The Benchmark increased by 2.0% and outperformed the TOPIX index, which increased by 1.7% in local currency terms, for the fiscal year ended February 28, 2022. The Japanese stock market rose based on expectations for U.S. fiscal policy change in March 2021 and due to positive expectations for the incoming Japanese government following the resignation of former Prime Minister Yoshihide Suga in September 2021. However, during the fall of 2021 there were concerns about the debt build up in China's real estate market and supply chain disruption. The Japanese stock market declined over the fiscal year end given the U.S. Federal Reserve's tightening of monetary policy and geopolitical risks surrounding the conflict in Ukraine.
In March 2021, the Japanese stock market continued to advance, posting a fifth consecutive monthly gain since November 2020. The accelerating pace of the COVID-19 vaccination rollout, the passage of the American Rescue Act with its $1.9 trillion fiscal stimulus, and expectations of additional longer-term infrastructure spending proposals in the U.S., further supported hopes of a global economic recovery. However, between April and August of 2021, the Tokyo stock market remained directionless.
Since April 2021, Japan has been lagging behind other developed countries in its COVID-19 vaccination rollout. Accelerating inflation in the U.S. sparked fears that the U.S. Federal Reserve would accelerate its policy tapering which would cause the Japanese stock market to decline. However since mid-May 2021, the Japanese stock market rebounded based on the strength of a continued recovery in exports boosting the manufacturing-related sectors and the acceleration of Japan's COVID-19 vaccination rollout to one million doses a day.
The Japanese stock market declined in the month of July 2021. The upsurge in Delta COVID-19 variant cases worldwide raised alarm among investors. In August 2021, the market rebounded from its July 2021 declines. Corporate earnings results for the quarter ended June 2021 were strong given the majority of companies exhibited solid earnings recoveries from the year before and managed to beat expectations easily.
In September 2021, Prime Minister Suga’s unexpected resignation triggered a rally in Japanese stocks based on optimistic future policy expectations. Positive news of a steep drop in COVID-19 cases later paved the way for the lifting of emergency measures that also supported the markets. From October 2021 to December 2021, the Japanese stock market was dominated by weak developments. In addition to fears of a debt default by a major Chinese real estate company, the market's reception of incoming Prime Minister Fumio Kishida was muted, and the economic recovery remained on hold as supply chain disruption curtailed output.
The Japanese stock market declined in January 2022. At the December 2021 meeting of the U.S. Federal Open Market Committee, a broad consensus was emerging, which suggested that the U.S. Federal Reserve would raise interest rates and reduce assets in the near future. This led to a rise in U.S. long-term interest rates and a fall in the Japanese stock market. In particular, growth stocks, which are assumed to be more sensitive to rising interest rates, fell sharply. This was a significant positive factor for the Fund's performance, as it now underweights growth stocks in the small-cap market. Due to a resurgence of COVID-19 cases in Japan caused by the Omicron strain, there was a growing possibility that a quasi-state of emergency or priority measures to prevent the spread of the novel coronavirus could be applied to large cities such as Tokyo. Russia's confrontation with Europe and the U.S. over Ukraine led to greater risk aversion that also weighed on the equity markets. By the end of the fiscal year, concerns over rising oil prices and aggressive monetary tightening, with the U.S. Federal Reserve threatening to raise interest rates in March 2022, were among the factors contributing to the decline. Stock markets rebounded slightly in February 2022, but expectations and uncertainty about the U.S. Federal Reserve and the war in Ukraine left the equity markets with a sense of standstill.
Outlook and Future Strategy
In the wake of an abnormally prolonged period of ultra-low interest rate policy, the equity market has at times reflected conditions resembling an asset bubble. It now appears that this 10 years of accumulated pressure could be released, causing major shifts in market conditions.
On the other hand, according to forecasts from Nomura Securities Co., Ltd., the market’s average Price-to-Earnings ratio for both large-cap and small-cap stocks is currently around 13, so it does not appear overvalued. Judging from past experience, however, it is difficult to determine an appropriate market average Price-to-Earnings ratio since Price-to-Earnings valuations of around 10 are common during periods of both rising and high interest rates. This suggests that at the very least the market is likely to experience a period of polarization in terms of equity selection. The small-cap market has also been experiencing an increased preference for value stocks since late November 2021.
Since February 2022, the outperformance of small-cap value stocks has lessened. It has been argued that this could be a reaction to the heightened geopolitical risk from the Russia-Ukraine conflict which some believe might soften the U.S. Federal Reserve Board’s conviction towards monetary tightening. However, rising inflation had been an ongoing trend long before the Russian invasion of Ukraine. Since then, the conflict and the resulting sanctions on Russia have added to the inflationary pressure. Over the long term, therefore, inflationary and monetary tightening trends are likely to continue.
The Fund remains bullish on the outlook for small-cap value stocks for the following reasons. First, there is still a wide gap between valuations of value and growth stocks which has expanded to a historical level. This gap will converge further due to the higher-than-expected global inflation trends and the corresponding rise in interest rates. Next, the negative impact of the COVID-19 pandemic on the stock market is expected to come to an end gradually. Unlike large-cap stocks, small-caps are heavily influenced by domestic demand and had been deprived of investor attention due to the specific impact of the COVID-19 pandemic on domestic spending. Although the Omicron variant has caused further outbreaks, the availability of COVID-19 vaccines and new treatments has reduced the number of severe cases, so hospitalization and mortality rates could continue to decline. Many companies are adapting to a “new normal” in terms of labor practices and lifestyles. This makes it plausible to state COVID-19 can gradually transition to becoming a manageable endemic illness like seasonal influenza.
Lastly, the Fund can find many small-cap value stocks with solid financial results, earnings bases, and growth potential among major niche companies across various industries. The fact that many stocks in this category have low beta could reflect their low-risk fundamentals. We believe a time will come when these stocks will be revalued.
The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF FEBRUARY 28, 2022
	1 Year	5 Year	10 Year
Net Asset Value (a)	(5.4%)	4.6%	7.9%
Market Price (a)	(8.6%)	3.9%	7.5%
Russell/Nomura Small Cap™ Index	(5.9%)	3.7%	7.2%
(a)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of February 28, 2022)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of February 28, 2022, there are 1,198 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.
PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2021, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—FEBRUARY 28, 2022 (Unaudited)
KEY STATISTICS
Net Assets	$254,646,580
Net Asset Value per Share	$8.99
Market Price	$7.63
Percentage Change in Net Asset Value per Share(a)(b)	(5.4%)
Percentage Change in Market Price(a)(b)	(8.6%)
MARKET INDICES
Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	2.0%	(5.9%)
Tokyo Price Index	1.7%	(6.2%)
Nikkei Stock Average Index	(7.2%)	(15.1%)
(a)	From March 1, 2021 through February 28, 2022.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
INDUSTRY DIVERSIFICATION
% of Net Assets
Retail Trade	15.2
Chemicals	15.0
Banks	9.4
Wholesale Trade	8.6
Construction	8.0
Iron and Steel	7.8
Information and Communication	6.1
Transportation Equipment	3.8
Metal Products	3.7
Services	3.7
Other Products	3.1
% of Net Assets
Transportation and Warehousing	2.7
Machinery	2.2
Utilities	1.6
Glass and Ceramics Products	1.4
Food	1.4
Electric Appliances	1.4
Precision Instruments	1.1
Pharmaceutical	1.0
Financing Business	1.0
Real Estate	0.7
Textiles and Apparel	0.1
TEN LARGEST EQUITY HOLDINGS
Security	% of Net Assets
Okinawa Cellular Telephone Company	3.9
Ryoden Corporation	3.8
Osaka Steel Co., Ltd.	3.7
Amiyaki Tei Co., Ltd.	3.1
Fujikura Kasei Co., Ltd.	2.5
T&K Toka Co., Ltd.	2.5
JM Holdings Co., Ltd.	2.4
Piolax, Inc.	2.3
Seria Co., Ltd.	2.2
The Akita Bank, Ltd.	2.0

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Japan Smaller Capitalization Fund, Inc.
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the two years in the period ended February 28, 2019 were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Nomura investment companies since 2020.
New York, New York April 29, 2022

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2022
	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 9.4%
Fukuoka Financial Group, Inc.	70,900	$1,405,370
Okinawa Financial Group, Inc.	117,900	2,412,813
The Akita Bank, Ltd.	340,100	5,127,730
The Gunma Bank, Ltd.	392,100	1,305,012
The Hyakugo Bank, Ltd.	143,600	442,998
The Keiyo Bank, Ltd.	784,500	3,490,454
The Musashino Bank, Ltd.	170,700	2,818,423
The San-in Godo Bank, Ltd.	98,600	582,646
The Taiko Bank, Ltd.	265,200	3,362,388
The Yamanashi Chuo Bank, Ltd.	355,700	3,075,572
		24,023,406

Chemicals — 15.0%
Adeka Corporation	82,900	1,914,103
Aica Kogyo Company, Limited	107,700	3,013,635
C. Uyemura & Co., Ltd.	61,100	3,116,724
Fujikura Kasei Co., Ltd.	1,569,300	6,341,295
Koatsu Gas Kogyo Co., Ltd.	347,700	2,127,141
Sakata Inx Corporation	597,300	4,977,716
Sekisui Jushi Corporation	275,300	4,583,748
Shikoku Chemicals Corporation	248,600	3,141,120
Shin-Etsu Polymer Co., Ltd.	38,900	370,154
T&K Toka Co., Ltd.	766,900	6,264,488
Yushiro Chemical Industry Co., Ltd.	267,500	2,401,282
		38,251,406

Construction — 8.0%
EXEO Group, Inc.	238,900	4,953,426
Kandenko Co., Ltd.	665,600	5,049,479
MIRAIT Holdings Corporation	81,200	1,373,855
Toenec Corporation	67,300	2,082,016
Totetsu Kogyo Co., Ltd.	130,400	2,843,134
Yondenko Corporation	118,200	1,676,319
Yurtec Corporation	377,300	2,409,867
		20,388,096

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 28, 2022
	Shares	Fair Value
Electric Appliances — 1.4%
AOI Electronics Co., Ltd.	36,900	$691,024
Foster Electric Company, Limited	122,900	847,991
Kyosan Electric Manufacturing Co., Ltd.	80,600	296,975
Mabuchi Motor Co., Ltd.	48,200	1,660,769
		3,496,759

Financing Business — 1.0%
Mizuho Leasing Company, Limited	46,900	1,267,512
Ricoh Leasing Company, Ltd.	36,100	1,165,427
		2,432,939

Food — 1.4%
Nichirei Corporation	163,600	3,601,119
		3,601,119

Glass and Ceramics Products — 1.4%
Asia Pile Holdings Corporation	658,100	2,487,713
Nichiha Corporation	51,900	1,162,704
		3,650,417

Information and Communication — 6.1%
NS Solutions Corporation	43,400	1,370,923
OBIC Co., Ltd.	7,000	1,113,795
Okinawa Cellular Telephone Company	221,100	9,914,195
Otsuka Corporation	83,000	3,198,827
		15,597,740

Iron and Steel — 7.8%
Chubu Steel Plate Co., Ltd.	107,500	787,508
Godo Steel, Ltd.	147,900	1,704,240
Kyoei Steel Ltd.	159,900	2,203,792
Mory Industries Inc.	57,200	1,257,083
Nichia Steel Works, Ltd.	1,860,800	4,495,350
Osaka Steel Co., Ltd.	853,100	9,318,677
		19,766,650
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 28, 2022
	Shares	Fair Value
Machinery — 2.2%
Makino Milling Machine Co., Ltd.	16,400	$535,147
Miura Co., Ltd.	6,000	163,459
Nitto Kohki Co., Ltd.	209,800	2,915,231
Star Micronics Co., Ltd.	80,900	1,029,221
Teikoku Electric MFG. Co., Ltd.	57,100	694,181
Yamashin-Filter Corporation	46,000	145,105
		5,482,344

Metal Products — 3.7%
Maruzen Co., Ltd.	45,200	723,121
Neturen Co., Ltd.	43,700	227,851
Piolax, Inc.	388,000	5,826,322
Rinnai Corporation	14,000	1,146,035
Shinpo Co., Ltd.	2,300	21,286
Topre Corporation	141,800	1,466,365
		9,410,980

Other Products — 3.1%
Fuji Seal International, Inc.	14,900	234,878
Komatsu Wall Industry Co., Ltd.	19,000	306,113
Nishikawa Rubber Co., Ltd.	296,900	3,864,925
Pigeon Corporation	46,300	852,169
The Pack Corporation	119,100	2,834,803
		8,092,888

Pharmaceutical — 1.0%
Nippon Shinyaku Co., Ltd.	40,100	2,596,090
		2,596,090

Precision Instruments — 1.1%
Nakanishi Inc.	153,200	2,858,313
		2,858,313

Real Estate — 0.7%
Starts Corporation Inc.	73,700	1,662,613
		1,662,613

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 28, 2022
	Shares	Fair Value
Retail Trade — 15.2%
ABC-Mart, Inc.	48,200	$2,085,909
Amiyaki Tei Co., Ltd.	295,300	7,775,442
Cosmos Pharmaceutical Corporation	13,300	1,834,204
Create SD Holdings Co., Ltd.	145,300	3,971,049
Daikokutenbussan Co., Ltd.	1,800	74,534
Izumi Co., Ltd.	138,000	3,855,486
JM Holdings Co., Ltd.	391,800	6,070,644
PAL GROUP Holdings Co., Ltd.	178,800	2,479,816
Pan Pacific International Holdings Corporation	61,900	1,011,271
San-A Co., Ltd.	37,800	1,400,973
Seria Co., Ltd.	220,900	5,653,274
Sundrug Co., Ltd.	32,700	886,587
Yossix Holdings Co., Ltd. (a)	85,500	1,629,385
		38,728,574
Services — 3.7%
Kanamoto Co., Ltd.	140,200	2,774,151
Matching Service Japan Co., Ltd.	33,100	243,342
Nishio Rent All Co., Ltd.	134,500	3,348,620
Step Co., Ltd.	185,000	3,007,908
		9,374,021

Textiles and Apparel — 0.1%
Seiren Co., Ltd.	8,000	160,035
		160,035

Transportation and Warehousing — 2.7%
Alps Logistics Co., Ltd.	67,900	639,614
Kamigumi Co., Ltd.	79,400	1,538,666
Meiko Trans Co., Ltd.	295,900	2,957,071
SG Holdings Co., Ltd.	65,900	1,392,733
Trancom Co., Ltd.	5,000	316,315
		6,844,399

Transportation Equipment — 3.8%
Hi-Lex Corporation	257,200	2,992,751
Morita Holdings Corporation	112,200	1,195,370
Nichirin Co., Ltd.	82,200	1,089,333
Nippon Seiki Co., Ltd.	315,300	2,663,234
Tokai Rika Co., Ltd.	132,900	1,760,066
		9,700,754
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 28, 2022
	Shares	Fair Value
Utilities — 1.6%
Japan Petroleum Exploration Co., Ltd.	27,400	$650,743
Keiyo Gas Co., Ltd.	31,200	837,784
The Okinawa Electric Power Company, Incorporated	209,190	2,635,894
		4,124,421

Wholesale Trade — 8.6%
Kanaden Corporation	310,600	2,769,286
Kohsoku Corporation	302,200	4,133,503
Paltac Corporation	94,100	3,638,888
Ryoden Corporation	616,800	9,605,089
SIIX Corporation	45,600	441,834
Sugimoto & Co., Ltd.	66,600	1,355,440
		21,944,040

TOTAL INVESTMENTS — 99.0% (cost $279,472,770)		$252,188,004
FOREIGN CURRENCY — 0.5% (cost $1,157,040) (b)		$1,161,460
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 99.5% (cost $280,629,810)		$253,349,464
OTHER ASSETS AND LIABILITIES — 0.5%		1,297,116
NET ASSETS — 100.0%		$254,646,580
(a) Non-income producing security.
(b) Japanese Yen - Interest bearing account.
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2022
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$279,472,770)	$252,188,004
Foreign currency, at fair value (cost—$1,157,040)	1,161,460
Receivable for investments sold	971,217
Receivable for dividends	478,718
Prepaid expenses	13,725
Cash	150,380
Total Assets	254,963,504

LIABILITIES:
Accrued management fee	179,772
Accrued audit and tax fees	61,955
Accrued custody fees	33,780
Accrued legal fees	13,305
Accrued directors’ fees and expenses	7,993
Other accrued expenses	20,119
Total Liabilities	316,924

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(34,242,026)
Net Assets	$254,646,580
Net asset value per share	$8.99
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2022
INCOME:
Dividend income (net of $713,445 withholding taxes)	$6,420,994
Interest income	45
Total Income	$6,421,039

EXPENSES:
Management fee	2,574,121
Custodian fee	256,690
Directors’ fees and expenses	222,644
Legal fees	115,192
Audit and tax fees	124,263
Other expenses	112,149
Total Expenses	3,405,059
INVESTMENT INCOME—NET	3,015,980

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	5,982,268
Net realized loss on foreign currency transactions	(292,170)
Net realized gain on investments and foreign currency transactions	5,690,098
Net change in unrealized depreciation on investments	(6,578,747)
Net change in unrealized depreciation on foreign currency transactions and translation	(20,069,502)
Net realized and unrealized loss on investments and foreign currency transactions and translation	(20,958,151)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($17,942,171)
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$3,015,980	$2,704,601
Net realized gain on investments	5,982,268	5,536,228
Net realized gain (loss) on foreign currency transactions	(292,170)	179,434
Net change in unrealized appreciation (depreciation) on investments	(6,578,747)	39,639,184
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	(20,069,502)	564,780
Net increase (decrease) in net assets resulting from operations	(17,942,171)	48,624,227

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(17,173,173)	(9,749,693)
Decrease in net assets derived from distributions to shareholders	(17,173,173)	(9,749,693)

NET ASSETS:
Beginning of year	289,761,924	250,887,390
End of year	$254,646,580	$289,761,924
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities—Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions—Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on February 28, 2022. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2022. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2022, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(e) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(f) Concentration of Risk—A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $2,574,121 for the fiscal year ended February 28, 2022. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $1,144,262 from the Manager, not the Fund, for the fiscal year ended February 28, 2022. At February 28, 2022, the management fee payable to the Manager by the Fund was $179,772.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the fiscal year ended February 28, 2022. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
$8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $222,644 for the fiscal year ended February 28, 2022.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 28, 2022 were $75,365,240 and $90,864,101, respectively.
4.	Federal Income Tax
As of February 28, 2022, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $31,586,559, of which $15,350,404 related to appreciated securities and $46,936,963 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,157,040, at February 28, 2022 for federal income tax purposes was $283,774,563.
At February 28, 2022, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $31,580,367 and late year loss deferral of $2,661,659. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $14,033,778, which represents $0.4953 per share and a long-term capital gains distribution of $3,139,395 which represents $0.1108 per share, to shareholders of record as of December 17, 2021. The distribution was paid on December 28, 2021.
The Fund paid an ordinary income distribution of $3,629,572, which represents $0.1281 per share and a long-term capital gains distribution of $6,120,121 which represents $0.2160 per share to shareholders of record as of December 18, 2020. The distribution was paid on December 28, 2020.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended February 28, 2022, the Fund incurred and elected to defer net ordinary and capital losses as follows:
Short-term capital loss deferral	$725,503
Long-term loss capital deferral	1,774,074
Late year ordinary loss deferral	162,082
$2,661,659

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At February 28, 2022, all of the Fund’s investments were determined to be Level 1 securities.
During the fiscal year ended February 28, 2022, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each year:
	For the Year Ended
	February 28,		February 29,	February 28,
	2022	2021	2020	2019	2018
Net asset value, beginning of year:	$10.23	$8.85	$10.17	$14.01	$12.09
Investment Operations:
Net investment income (1)	0.11	0.10	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.74)	1.63	(0.69)	(2.22)	3.71
Total from investment operations	(0.63)	1.73	(0.58)	(2.13)	3.80
Less Distributions:
Distributions from ordinary income	(0.21)	(0.13)	(0.27)	(0.09)	(0.55)
Distributions from capital gains	(0.40)	(0.22)	(0.47)	(1.62)	(1.33)
Total from distributions	(0.61)	(0.35)	(0.74)	(1.71)	(1.88)
Net asset value, end of year	$8.99	$10.23	$8.85	$10.17	$14.01
Market value, end of year	$7.63	$8.99	$8.03	$8.92	$12.48
Total investment return (2)	(8.6%)	16.3%	(2.6%)	(13.8%)	36.0%
Ratio/Supplemental Data:
Net assets, end of year (000)	$254,647	$289,762	$250,887	$288,109	$397,087
Ratio of expenses to average net assets	1.20%	1.23%	1.21%	1.13%	1.05%
Ratio of net income to average net assets	1.07%	0.99%	1.09%	0.67%	0.66%
Portfolio turnover rate	27%	38%	30%	24%	50%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Unaudited)

The 2021 Annual Meeting of the Shareholders of the Fund was held in virtual meeting format on November 22, 2021. The purpose of the meeting was (1) to elect five Directors to serve for a term of one year and (2) to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
At the meeting, Rodney A Buck, David B. Chemidlin, Marcia L. MacHarg and Yuichi Nomoto were re-elected and Paige P. Ouimet was elected to serve as Directors of the Fund for a term expiring at the Annual Meeting of Shareholders to be held in 2022 and until their successors are duly elected and qualify. The results of the voting at the Annual Meeting were as follows:
1. To elect five Directors:
	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
Rodney A. Buck	21,278,468	75.10%	4,721,549	16.66%	—	—
David B. Chemidlin	21,299,659	75.17%	4,700,359	16.59%	—	—
Marcia L. MacHarg	22,132,044	78.11%	3,867,973	13.65%	—	—
Yuichi Nomoto	21,236,622	74.95%	4,763,395	16.81%	—	—
Paige P. Ouimet	24,555,837	86.67%	1,444,181	5.10%	—	—

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INDEPENDENT DIRECTORS
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Rodney A. Buck (74) Director and Chairman of the Board Director since: 2006 Chairman of the Board since: 2010 Director of one fund in the Fund Complex	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.

David B. Chemidlin (65) Director and Chairman of the Audit Committee Director and Chairman of the Audit Committee since: 2006 Director of one fund in the Fund Complex	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.

E. Han Kim (75) Director Director from 2010 to November 2021 Director of one fund in the Fund Complex
Everett E. Berg Professor of Business Administration at Ross Business School, University of Michigan since 1980; Director of Mitsui Financial Research Center from 1990-2020; Advisor to CEO of Taubman Asia from 2009-2016.

Marcia L. MacHarg (73) Director Director since: 2013 Director of one fund in the Fund Complex
Partner, Debevoise & Plimpton LLP from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of the Audit Committee of the Board of Trustees since 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.

Paige P. Ouimet (46) Director Director since: November 2021 Director of one fund in the Fund Complex
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since January 2021; Associate Professor from 2016-2020; Assistant Professor from 2008-2015; Associate Editor of the Review of Finance since 2017; Associate Editor of the Review of Corporate Finance Studies since 2020.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INTERESTED DIRECTOR
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (49)* President and Director President and Director since: 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A. and Director of Nomura Corporate Research and Asset Management Inc. (“NCRAM”) since 2019; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018; Head of Investment Trust Marketing Department of NAM from 2014- 2016.

*	Mr. Nomoto is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, and Paige P. Oiumet are members of these Committees. The Fund has no standing Compensation Committee.
During the fiscal year ended February 28, 2022, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held six meetings, the Audit Committee held two meetings, and the Nominating Committee held three meetings. The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

OFFICERS OF THE FUND
Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (49) President and Director President and Director since: 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A. and Director of NCRAM since 2019; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018; Head of Investment Trust Marketing Department of NAM from 2014-2016.

Zheng Liu (43) Vice President Vice President since: 2018	Chief Administrative Officer of NAM-U.S.A. since 2018; Senior Manager of the Corporate Planning Department of NAM from 2012-2018.

Michael A. Morrongiello (62) Vice President Vice President since: August 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.

Maria R. Premole (60) Vice President Vice President since: 2013	Vice President in the Institutional Business Development and Latin America Departments since 2019; Vice President of NAM-U.S.A. since 2013.

Neil A. Daniele (61) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005	Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of NCRAM since 2009; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles (44) Treasurer Treasurer since: 2013 Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013; Vice President of NAM-U.S.A. from 2009-2015.
*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

OFFICERS OF THE FUND (Continued)
Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years:

Kelly S. Lee (39) Assistant Treasurer Assistant Treasurer from 2015 to November 2021	Vice President of NAM-U.S.A. from 2015-2021; Fund Controller at JP Morgan Chase & Co. from 2014-2015.

Melanie D. Malc (30) Assistant Treasurer Assistant Treasurer since: December 2021	Vice President of NAM-U.S.A. since December 2021; Audit and Business Advisory staff-supervisor at Citrin Cooperman & Co, LLP from 2014-2021
*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Unaudited)

The investment objective of the Fund is long-term capital appreciation through investments in Japanese smaller capitalization companies. The Fund’s investment policy is to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and the Mothers, and Centrex markets and included or traded on other indices or markets, as applicable, determined by the Investment Adviser to be appropriate indices or markets, for smaller capitalization companies in Japan (“Smaller Capitalization Companies”). Neither the Fund’s investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.
Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies. Currently, the Investment Adviser considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the Russell/Nomura Small Cap™ Index and certain other companies described below that are not represented in the Russell/Nomura Small Cap™ Index. The Russell/Nomura Small Cap™ Index measures the performance of small companies (in terms of adjusted market capitalization) and as of February 28, 2022 consists of 1,198 of the equity securities of the smallest companies included in the Russell/Nomura Total Index, representing the bottom 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. The Russell/Nomura Total Market™ Index as of February 28, 2022 is comprised of 1,498 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the Russell/Nomura Total Index and therefore are not included in the Russell/Nomura Small Cap™ Index. However, because the companies that belong to this bottom 2% have small market capitalizations, the Investment Adviser considers these companies to be Smaller Capitalization Companies. As of February 28, 2022, the largest of the Smaller Capitalization Companies in the Russell/Nomura Total Index has an approximate market capitalization of 668 billion Yen which is approximately 5.8 billion in U.S. dollars terms. The market capitalizations of companies in the Russell/Nomura Small Cap™ Index change with market conditions and the composition of the Russell/Nomura Small Cap™ Index.
The Fund may invest its assets in a broad spectrum of industries. The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. There can be no assurance that the Fund will realize its investment objective.
Securities of Smaller Capitalization Companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market. At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)

The Fund has adopted certain other policies as set forth below:
Assets Not Invested in Smaller Capitalization Companies, Other than Cash. The Fund invests any assets not invested in Smaller Capitalization Companies, other than cash, in fixed-income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers’ acceptances of U.S. or Japanese banks).
Repurchase Agreements. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations.
Lending Portfolio Securities. In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. The Fund currently has suspended its securities lending program but may resume participation in the future. Under the Fund’s procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the values of its assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager or the Investment Adviser. Although the Fund is authorized to lend portfolio securities, it does not currently do so. However, it may resume the practice at any time.
Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings.
Hedging Foreign Currency. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the Yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.
The Fund is also authorized to purchase or sell listed or over the counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)

generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Unaudited)
Risks of Investing in Equity Securities
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries or due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
One or more markets in which the Fund invests may go down in value, with the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Securities selected by Fund management may underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Risks of Investing in Japan
General. There are special risks associated with investments in Japan and the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings.
Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japan is located in a region that is susceptible to natural disasters, which could also negatively impact the Japanese economy.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the entire Asian region.
Currency Risks. The value of the Fund’s securities as measured in U.S. dollars may be affected by fluctuations in the value of the Yen relative to the U.S. dollar. The Yen has shown volatility over the past two decades. Such volatility could affect returns in the future. The Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen will decrease the value of the Fund’s holdings. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the Yen. Japanese intervention in the currency markets could cause the value of the Yen to fluctuate sharply and unpredictably and could cause losses to investors.
The Fund’s assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Yen. However, the Fund will compute and distribute its income in U.S. dollars. Currency exchange rate fluctuations can decrease or eliminate income available for distribution. For example, if the value of the Yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and the Yen.
The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value. The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.
Regulatory and Judicial Risks. Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for issuers in Japan may differ from those that may apply in the U.S. Shareholders’ rights under Japanese law may not be as extensive as those that exist under the laws of the U.S. The Fund may therefore have more difficulty asserting its rights as a shareholder of a Japanese company in which it invests than it would as a shareholder of a comparable U.S. company.
It may be difficult for the Fund to obtain a judgment in a court outside the U.S. with respect to any claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may be difficult for the Fund to effect service of process in Japan. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan. Therefore, it may not be possible for shareholders to effect service of process within the U.S. upon the Investment Adviser or to enforce against the Investment Adviser, in U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the federal securities laws of the U.S. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the U.S.
The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Japanese laws may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
Concentration Risk. From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.
Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated.
Risks of Investing in Smaller Capitalization Companies
The Fund invests a substantial portion of its assets in the securities of smaller capitalization companies in Japan. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of smaller capitalization companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.
Additional Risks
War, terrorism, geopolitical uncertainties, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a material adverse effect on the Fund. The Fund's business operations are subject to interruption by, among others, natural disasters, whether as a result of climate change or otherwise, fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, labor disputes, public health issues and other events beyond its control. Should major public health issues, including pandemics, arise, the Fund could be adversely affected by market downturns.

JAPAN SMALLER CAPITALIZATION FUND, INC.
TAX INFORMATION (Unaudited)
We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2022 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $713,445 as foreign tax credit with the associated foreign gross income of $7,134,439.
Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2022.
REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)
Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.
Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan. Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.
To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

JAPAN SMALLER CAPITALIZATION FUND, INC.

BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS (Unaudited)
The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 22, 2021. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on November 11, 2021, the Independent Directors received materials that included, among other items, information provided by the Manager including (i) copies of the Agreements and actions taken regarding such Agreements including approval history, (ii) a presentation on the Investment Adviser, the Fund’s investment strategy, Nomura Japan Small Cap Equity Strategy, and Other Accounts under Management, (iii) the organizational structure of the Investment Adviser and Manager including biographical information about the personnel performing management and investment advisory services for the Fund, (iv) responses to questionnaires from the Manager and the Investment Adviser concerning their respective resources, services they provide to the Fund, and other current matters, (v) the most current financial statements and profitability of the Manager and the Investment Adviser including the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (vi) historical performance of the Fund, performance of comparative small-cap funds, and performance of the Fund’s benchmark, (vii) historical fund and financial highlights and historical ratio of expenses to average net assets, (viii) an analysis of the management fee structure with comparative closed-end funds with Asia Equity strategies including assumed economies of scale, assets under management, and expense ratio. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors to be taken into account in considering the renewal of investment management agreements, as set forth by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements. Based on their discussion at their meeting on November 11, 2021, the Independent Directors requested additional information from the Manager. The Manager responded to these questions at the meeting held on November 22, 2021.
In considering the continuance of the Agreements at the meeting held on November 22, 2021, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Performance. The Board considered performance information provided by the Manager regarding the Fund’s performance over a number of time periods, including the

JAPAN SMALLER CAPITALIZATION FUND, INC.

BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS (Continued) (Unaudited)
three-month, year to date, one-year, three-year, five-year, and ten-year periods ended September 30, 2021. The Manager provided information about the performance of the Fund compared to the Fund’s benchmark and comparative small-cap funds, Fund highlights and Fund financial highlights for the last three fiscal year ends, data on the Fund’s expense ratio and summary of expenses for the last semi-annual period and prior five fiscal year ends, and comparative management fee structure, expense ratio, and other information on other closed-end funds with Asian Equity strategies.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Board considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above including investment performance and fee structures of comparative funds, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through December 31, 2022.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2022, the Fund issued no new shares for dividend reinvestment purposes.
Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Continued) (Unaudited)

the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.
There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.
The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim from 2010 to November 2021
Marcia L. MacHarg
Yuichi Nomoto
Paige P. Ouimet since November 2021
OFFICERS
Yuichi Nomoto, President
Zheng Liu, Vice President
Michael Morrongiello, Vice President since August 2021
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer from 2015 to November 2021
Melanie D. Malc, Assistant Treasurer since December 2021
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Item 2.	Code of Ethics.
(a) and (b)
As of February 28, 2022, the Registrant had adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)
During the fiscal year ended February 28, 2022, there were no amendments to a provision of the Code of Ethics that applies to the Registrant’s Principal Executive Officer or Principal Financial Officer or that relates to any element of code of ethics definition enumerated in paragraph (b) of this Item.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Code of Ethics will be provided, without charge, upon request to the Registrant by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.
Item 3.	Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.
Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees
The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $99,750 for February 28, 2022 and $95,000 for February 28, 2021.
(b)	Audit-Related Fees
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for February 28, 2022 and $0 for February 28, 2021.
(c)	Tax Fees
The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, and tax planning services by the Registrant’s principal accountant were $25,166 for February 28, 2022 and $23,671 for February 28, 2021. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.
(d)	All Other Fees
There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.
(e)(2)	Not applicable.
(f)	Not applicable.
(g)   Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant in each of the last two fiscal years were $25,166 for February 28, 2022 and $23,671 for February 28, 2021. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.
Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant (“Service Affiliates”) in each of the last two fiscal years were $2.3 million for March 31, 2022 and $2.8 million for March 31, 2021. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by the Registrant’s principal accountant to Service Affiliates.
(h)   The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered by the Registrant’s principal accountant to Service Affiliates during the Registrant's most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Registrant’s principal accountant's independence. All services provided by the Registrant’s principal accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.
Item 5.	Audit Committee of Listed Registrants
(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, and Paige P. Ouimet are members of the Audit Committee.

(b)	Not applicable.
Item 6.	Investments.
(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 28, 2022 are included in the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Global Proxy Voting Policy
November 1, 2021
Nomura Asset Management
This Policy applies to resolutions to be proposed at shareholders' meetings which are held on or after November 1, 2021.
This Policy applies for investee companies globally.
1.	Policy for Proxy Voting
NOMURA ASSET MANAGEMENT (“NAM” or “we” hereafter) has the fiduciary duty (a duty to manage our business activities in the best interest of our clients) to do our best to enhance returns for our clients as an investment manager. To fulfill our duties as well as our role, we will encourage investee companies to realize appropriate management practices (including initiatives directed at ESG issues) and thereby encourage them to enhance corporate value and achieve sustainable growth by engaging with them and exercising our proxy voting rights in a proper manner based on this Policy we have established. We also encourage investee companies to operate their businesses in the best interests of their shareholders over the long term through our proper proxy voting activity.
(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as they need to be considered in the context of corporate social responsibility and sustainability.
2.	Proxy Voting Guidelines
When exercising proxy voting rights, we will vote for resolutions that are deemed to enhance shareholder value, while voting against those that are deemed harmful to shareholder value. We do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of the investment returns of the company.
When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of initiatives directed at ESG issues or social norms, as being harmful to shareholder value.
We closely examine voting resolutions that meet one or more of the conditions listed below. Where we believe that a specific resolution is not in the best interest of shareholders, we will, in principle, decide to vote against the resolution.
(1) The company continuously reports sluggish business performance. Sluggish business performance indicators that are considered when judging the exercise of proxy voting rights, include performance that leads to a significant decline in the investment returns of the company, such as recording a deficit for three consecutive years. Business performance is based on consolidated accounts. However, if consolidated accounts are not reported, business performance is based on non-consolidated accounts. (The same shall apply hereafter.)
(2) The company accumulates a large amount of excess funds that are deemed not to be used effectively and/or are not distributed to shareholders adequately.
(3) The company's disclosure is considered inadequate and harmful to shareholder value.
(4) The auditor's opinion on the issuer is qualified.
(5) The composition and/or size of the company's board of directors, or the composition and/or size of its board of statutory auditors, audit committee or any other committee is deemed to be inadequate and may harm shareholder value.
(6) Extraordinary resolutions that are deemed highly likely to harm shareholder value.

3.	Positions on Specific Issues
(1) Election of Directors
The board of directors is expected to consist of a diverse range of persons who are qualified for the position with sufficient skills and experience and the capability to supervise the execution of the business on behalf of shareholders.
If the company is found to have engaged in any activity that is materially harmful to shareholder value, or if the company's business performance remains sluggish over a long period, or if any similar issue is found with regard to the company, we will in principle vote against the election of directors who are deemed to be responsible for such issues/activities. Also, if the investee company had been encouraged by us to address the inadequacy in its initiatives to realize appropriate management practices pointed out by us through engagement but failed to engage adequately in initiatives and is not expected to make improvements, and if this is deemed to be hindering, or highly likely to hinder in the medium/long run, the enhancement of corporate value and sustainable growth, we will in principle vote against the election of directors who are deemed to be responsible for such inadequacy.
In principle, we vote for the election of outside directors. However, we pay special attention to the directors' qualifications, such as their independence. We determine the independence of the outside directors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
The number of directors should be adequate and appropriate considering the nature of the company's business and its scale.
(2)	Election of Auditors
Auditors are expected to be qualified to audit the business on behalf of shareholders, and are also expected to function adequately for that purpose.
Where the company is found to have engaged in any activity that is materially harmful to shareholder value or if any similar issue is found with regard to the company in question, and an auditor is found responsible for any part thereof, or is deemed to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.
It is desirable that outside auditors are independent of management. It is not desirable to have a board of statutory auditors and an audit committee composed of outside auditors, all of whom lack independence. We determine the independence of the outside auditors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.
(3)	Election of Accounting Auditors
In principle, we will vote for the election of accounting auditors except where it is found that:
•	The accounting auditor has an interest in the company and lacks independence.
•	Excessive non-audit remuneration has been paid to the accounting auditor by the company.
•	The accounting auditor has expressed inaccurate opinions on the company's financial conditions.
(4)	Executive Remuneration
It is desirable that executive remuneration plans are reasonable and are aligned with the long-term performance of the company.
We vote against remuneration plans, if the company is found to have engaged in any activity that is materially harmful to shareholder value, or the amount of remuneration is inconsistent with or inequitable compared to the company's overall financial condition, or plans are deemed to substantially harm shareholder value. In particular, we will vote against resolutions on executive bonuses when there is a significant decline in business performance, or when the bonus payment amount is found to be unreasonably large in relation to past achievements and the current financial conditions of the company, or as compared with other competitors.
In particular, we will vote against resolutions on offering company stocks (including stock options) when there is a significant decline in business performance, or when the value of stock remuneration is found to be unreasonably high in view of past achievements and the current financial conditions of the company, or as compared with other competitors. In principle, we vote for stock remuneration plans when the terms and conditions of the plan, such as eligibility and scale, are properly set forth for the purpose of incentivizing executives. However, we vote against such plans when the terms and conditions of the plan, including eligibility and scale, are deemed to be improper.
We will determine whether to vote for or against resolutions on the granting of stock remuneration to the company's employees or outside parties by applying mutatis mutandis the rules on stock remuneration plans for executives mentioned above. We will require sufficient explanation on stocks offered to outside parties in light of whether it leads to the enhancement of shareholder value.
(5) Retirement Bonus for Directors and Auditors
We will vote against resolutions on retirement bonuses for retiring executives when the company is found to have engaged in any activity that is materially harmful to shareholder value, or when there is a significant decline in business performance or share price, or when the amount of the retirement bonus payment is found to be unreasonably large considering past achievements and the current financial conditions of the company, or as compared with other competitors.
(6) Allocation of Dividends and Profits
In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan and capital policies. In principle, it is desirable that excess funds are distributed to shareholders. While considering whether the company's allocation of dividends and profits is consistent with its long-term investment plan and capital policies, we shall vote against allocation policies that are deemed to be significantly inadequate and harmful to shareholder value.
(7) Acquisition of the Company's Own Stock
While we view the acquisition of the company's own stock positively as a means to enhance shareholder value, we would oppose such a resolution when it is deemed to be inappropriate for the sake of the company's capital structure.
(8) Change in Number of Authorized Shares
When said purposes are inappropriate, NAM will in principle vote against a company's proposed increase in the number of authorized shares.
(9) Issuance of Preferred and Other Classes of Shares
We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriate application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.
(10) Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)
We will vote for proposed corporate restructuring and capital policies, if they are deemed appropriate after considering the contents of the respective resolutions, financial conditions (including premiums), effects on shareholder value, basis and rationality of management judgment, fair disclosure, etc., from an overall perspective. Otherwise, we would oppose the resolutions. When general shareholders receive a consideration, whether in the form of shares, money or otherwise, in relation to corporate restructuring or capital policy, we would emphasize the appropriateness of the consideration when forming a judgment on whether to vote for or against the resolutions.

(11) Anti-Takeover Measures
We individually analyze anti-takeover measures. We would oppose such resolutions unless shareholder value is protected.
(12) Amendment of Articles
We will determine whether to vote for or against resolutions on amendments to the articles of incorporation on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
(13) Shareholder Resolution
We will determine whether to vote for or against shareholder resolutions on a case by case basis from the perspective of long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
(14) Other
NAM will determine whether to vote for or against resolutions on any other issues on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
4.	Conflict-of-interest Management Policy
We conduct business in good faith and consider the fair treatment of our clients, and we appropriately manage conflicts of interest based on our “Conflict-of-Interest Management Policy.”
To manage the risk of a conflict of interest arising, we conduct our business in an appropriate manner by giving first priority to the clients' interests.
With regard to proxy voting, the Responsible Investment Committee which consists of members who are independent of the investment division, is in charge of policy-makings and final proxy voting decisions. In cases where we exercise proxy voting rights for securities issued by Group Companies and subsidiaries or affiliates of Nomura Holdings Inc., and/or concerning the Group Companies' interests, after making such facts clear, we refer to opinions from multiple proxy advisors and make decisions at the Responsible Investment Committee to protect the clients' interests. The Responsible Investment Council validates whether such decisions are adequate and if necessary may make a recommendation to the Responsible Investment Committee. When receiving the recommendation, the Responsible Investment Committee reviews the related proxy voting decision again and makes the final decision.
5.	Other
NAM may be unable to vote or may decide to abstain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:
(1) Securities Lending
When securities are offered for loan as of the record date of exercising a proxy vote, they need to be collected before exercising the vote. We may not exercise a proxy vote after considering the practical implications of such an exercise and the cost incurred for collecting such securities.
(2) Share Blocking
Some countries and regions require shareholders to deposit their shares with a designated depository during a specific period shortly before a shareholders' meeting as a condition for exercising a proxy vote. Shares cannot be sold during this blocking period. In such a case, we may not exercise the proxy vote due to practical considerations and the potential for opportunity loss.

(3) Re-registration
In some countries and regions, re-registration of shares is required to exercise a proxy vote. We may choose not to exercise a proxy vote in consideration of the fact that the shares cannot be sold during the re-registration period.
(4) Other
For example, when we are unable to obtain adequate information, e.g., if the period between receipt of the resolutions and the exercise of voting is insufficient. Also, if the cost of voting the proxy outweighs the possible benefit to the client, we may also choose not to exercise the proxy vote.

Proxy Voting Standards for Japanese Companies
November 1, 2021
Nomura Asset Management
These Proxy Voting Standards apply to resolutions to be proposed at shareholders' meetings which are held on or after November 1, 2021.
Based on the “Global Proxy Voting Policy,” these Proxy Voting Standards define the proxy voting standards required specifically for investee companies that are listed in Japan.
Companies are expected to provide general shareholders with a thorough and easy- to-understand explanation in their business reports, reference documents for shareholders' meetings and other materials to allow them to make proper judgments on the exercise of their voting rights with sufficient understanding of the contents of respective issues and management status.
1.	Election of Directors
The board of directors is expected to function as a monitoring board whose main role and responsibility is to supervise management execution. These Proxy Voting Standards set forth below the minimum requirements that a monitoring board should satisfy and define the board of directors of a company as a monitoring board if the company satisfies all these requirements:
①	Outside directors account for the majority of the board of directors;
②	A statutory or voluntary nomination/remuneration committee has been established, and outside directors account for the majority of it;
③	The nomination/remuneration committee is chaired by an outside director;
④	There is at least one female director;
⑤	The company has not introduced an anti-takeover measure;
⑥	The company does not hold an excessive amount of strategically held stocks (Note);
⑦	In the case of a company with a board of auditors, the term of office of a director is one year; and
⑧	If there is a controlling shareholder, the board of directors is chaired by an outside director.

(Note) “Does not hold an excessive number of strategically held stocks” means strategically held stocks held by a company account for less than 10% of its invested capital. In this context, the term “strategically held stocks” is defined as shares held not solely for investment purposes as per the annual securities report for the previous fiscal year, and the term “invested capital” is defined as the total amount of net assets and interest-bearing debt stated in the consolidated financial statements (or non-consolidated financial statements if consolidated financial statements are not prepared) presented in the same annual securities report.

(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value and if an individual person is found to be responsible for such activity, we will vote against the election of the relevant person as a director.
When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of initiatives directed at ESG issues or social norms, as being harmful to shareholder value.
(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as these need to be addressed in the context of corporate social responsibility and sustainability.
(2) If the investee company had been encouraged by us to address the inadequacy in its initiatives to realize appropriate management practices (including initiatives directed at ESG issues) pointed out by us through engagement but failed to engage adequately in initiatives and is not expected to make improvements, and if this is deemed to be hindering, or highly likely to hinder in the medium/long run, the enhancement of corporate value and sustainable growth, we will in principle vote against the election of directors who are deemed to be responsible for such inadequacy.

(3) If the return on equity (ROE) of the company in question has been below 5% and below the 25th percentile of the industry for the most recent 3 consecutive fiscal years, except in cases where the board of directors is a monitoring board and efforts for management improvement have been demonstrated, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc., for the most recent 3 or more consecutive fiscal years. However, this provision does not apply to a company which has not been listed for 5 years as of the last day of the most recent fiscal year.
In these Proxy Voting Standards, financial data principally refers to data published on a consolidated basis. If no financial data on a consolidated basis has been published, the data on a non-consolidated basis shall be used (the same applies hereinafter).
“25th percentile of the industry” is obtained from the companies listed on the First Section of the Tokyo Stock Exchange, and is based on the 33 industrial classifications of the Tokyo Stock Exchange. If the calculated value is below 0%, it is 0%.
The phrase “cases where... efforts for management improvement have been demonstrated” refers to any cases falling under either ① and ② below. However, both ① and ② exclude cases where the total of net profits reported during the most recent 3 consecutive fiscal years is a negative figure.
①	Recurring profit (if no recurring profit is reported, pretax profit; hereinafter the same applies) for the last fiscal year or the net profit has increased compared with the previous fiscal year.
②	Recurring profit for the last fiscal year or the net profit has increased compared with 3 fiscal years ago.
In these Proxy Voting Standards, “chairperson and president, etc.” refers to the chairperson, president, bank president, chief executive officer (CEO), chief operating officer (COO) and any person who assumes a position equivalent thereto.
(4) If any inappropriate information disclosure is made, if shareholder value decreases due to management, financial or capital strategies, or if any other conduct that clearly damages shareholder value is committed, we will in principle vote against the election of a director who is found to be responsible for the conduct. If the disclosure of financial information is delayed and it becomes difficult to make a judgment on the exercise of proxy voting rights, it will be deemed that the information disclosure was inappropriate. It is desirable that necessary financial information is disclosed at least 1 month prior to the day of the shareholders' meeting.
(5) With regard to the appropriation of surpluses resolved by the board of directors, without being proposed at a shareholders' meeting, we will in principle vote against the re-election of the director who would have been in the position of chairperson and president, etc., in cases where it would have been reasonable for us to object to said appropriation of surpluses measures pursuant to these Proxy Voting Standards if such appropriation had been presented at the shareholders' meeting.
(6) With regard to anti-takeover measures introduced following a decision by the board of directors, without being proposed at a shareholders' meeting, we will in principle vote against the re-election of the director who would have been in the position of chairperson and president, etc., in cases where it would have been reasonable for us to object to the introduction of said anti-takeover measures pursuant to these Proxy Voting Standards, if the introduction of such measures had been presented at the shareholders' meeting.
(7) If the number of outside directors is fewer than the minimum level, we will in principle vote against the re-election of the director who has been in the position of chairperson and president, etc. The “minimum level” is: the greater of 2 and one- third of the number of directors in the case of a company without a controlling shareholder; and the majority of the number of directors in the case of a company with a controlling shareholder.
(8) We will request that highly-independent persons should be elected as outside directors. If it is found that the degree of independence of a candidate is low, we will in principle vote against the election of the candidate as an outside director.
As used in these Proxy Voting Standards, “highly-independent person” refers to a person whose incumbency period is less than 12 years as at the close of the shareholders' meeting and who is notified as an independent executive to the related stock exchange. It also includes someone who is stated in a business report or reference document for a shareholders' meeting as a person expected to be nominated as an independent executive. In either case, the individual must never have served with any company which is a major shareholder of the company in question during the 3-year period immediately prior to the time he/she first assumed the position as an outside director. “Major shareholder” refers to a shareholder whose share holdings ratio listed in the “Top 10 Shareholders” list in the business report of the company in question for the most recent fiscal year is 10% or more; provided, however, that any person who is clearly likely to have a conflict of interest with general shareholders shall be regarded as a person whose degree of independence is low.
Although a candidate to fill an external director vacancy is not subject to the stock exchange notification as an independent director we will request that a statement be included in the reference document for a shareholders' meeting indicating whether the candidate is expected to be notified as an independent director when he/she assumes the office of director. The statement will allow us to confirm this point. If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.
(9) If it is obvious that outside directors failed to fully fulfill their expected roles during the most recent fiscal year, we will in principle vote against the re-election. “Expected roles of outside directors” refers to those described in Principle 4.7 of Japan's Corporate Governance Code.
[Japan's Corporate Governance Code Principle 4.7 Roles and Responsibilities of Independent Directors] Companies should make effective use of independent directors, taking into consideration the expectations listed below with respect to their roles and responsibilities:
i)
Provision of advice on business policies and business improvement based on their knowledge and experience with the aim to promote sustainable corporate growth and increase corporate value over the mid- to long-term;

ii)	Monitoring of management through important decision-making at the board of directors meetings including the appointment and dismissal of senior management;
iii)	Monitoring of conflicts of interest between the company and management or the controlling shareholders; and
iv)	Appropriately representing the views of minority shareholders and other stakeholders at the board of directors meetings from a perspective independent of management and the controlling shareholders.
(10) In the case of an outside director who is expected to be re-elected, if the external director's ratio of attendance at the board of directors meetings held over the last fiscal year is less than 75%, we will in principle vote against the re-election. In the case of a person who is expected to be re-elected as an audit committee member for a company with a nominating committee, etc., we will in principle vote against the re-election if the person's ratio of attendance at the audit committee meetings held over the last fiscal year is less than 75%; and in the case of a person who is expected to be re-elected as an audit and supervisory committee member for a company with an audit and supervisory committee, we will in principle vote against the re-election, if the person's ratio of attendance at the audit and supervisory committee meetings held in the last fiscal year is less than 75%. If the person who is expected to be re-elected has been elected as an external director mid-way through the last fiscal year, the ratio of attendance at the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings referred to above will be calculated with respect to the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings held after the election as an external director in the last fiscal year. If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.
(11) In cases where there was an issue that was materially harmful to shareholder value during the most recent fiscal year, if the total number of auditors and audit committee members elected would be fewer than the number prior to their election, even if all candidates for auditors and audit committee members nominated by the board of directors are elected, we will in principle vote against the re-election of the director who was the chairperson and president, etc. during the most recent fiscal year.
2.	Election of Statutory Auditors
(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value, we will vote against the election of auditors who are deemed to be responsible for such activity.

(2) We will request that highly-independent persons (as defined in (8) under “1. Election of Directors” above) outside auditors should be elected as outside auditors. If it is found that the degree of independence is low, we will in principle vote against the election of such an outside auditor.
Although a candidate for outside auditor to fill a vacancy is not subject to notification requirements to the stock exchange as an independent auditor, we will request that that a statement be included in the reference document for a shareholders' meeting indicating whether a candidate is expected to be notified as an independent auditor when he/she assumes the office of auditor. The statement will allow us to confirm this point. If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.
(3) In the case of a person who is expected to be re-elected as an external auditor, we will in principle vote against the re-election, if either the person's ratio of attendance at the board of directors meetings held during the last fiscal year (or, if the person was elected as an external auditor in the middle of the last fiscal year, the board of directors meetings held after the election as an external auditor during the last fiscal year), or the person's ratio of attendance at the board of auditors meetings held during the last fiscal year (or, if the person was elected as an external auditor in the middle of the last fiscal year, the board of auditors meeting held after the election as an external auditor during the last fiscal year), is less than 75%. If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.
3.	Election of Accounting Auditors
In principle, we will vote for the election of an accounting firm as the company's accounting auditor except where it is found that:
①	The accounting firm has an interest in the company and lacks independence.
②	Excessive non-audit remuneration has been paid to the accounting firm by the company.
③	The accounting firm has expressed inaccurate opinions on the company's financial conditions.
4.	Executive Remuneration
(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value, or in the case of a company whose board of directors is not a monitoring board, the ROE is below 5% for the most recent 3 consecutive fiscal years, we will in principle vote against an increase of executive remuneration and the payment of executive bonuses, unless a satisfactory explanation is made.
(2) We will in principle vote against a resolution on executive remuneration at a certain level or higher, unless outside directors account for the majority of the board of directors or an independent remuneration committee is established (hereinafter, these cases are referred to as “effective governance on remuneration is established”).
(3) We will in principle vote against a resolution on bonus payments to outside directors, directors who are audit committee members or directors who are audit and supervisory committee members, or statutory auditors.
(4) We will in principle vote against resolutions on offering company stocks (including stock options) as remuneration, in the following cases:
①	The cumulative share dilution ratio will exceed the following percentage. If the calculation period of the cumulative share dilution ratio is unknown, it is assumed to be 10 years:
(i) If effective governance on remuneration is established, 10% of the total number of issued shares, and
(ii) In cases other than those referred to above, 5% of the total number of issued shares.
②
If the period until a person who receives company stocks is no longer restricted to sell them (in the case of stock options, the period from the granting of stock options until the person who are granted them is no longer restricted to sell stocks that have been acquired by exercising the stock options) is less than the following number of years:

(i) If effective governance on remuneration is established, 2 years, and
(ii) In cases other than those referred to above, 3 years.

③	If the persons eligible for receiving company stocks include the following persons:
(i)
If the board of directors is a monitoring board and such remuneration is not subject to performance achievement conditions, statutory auditors or any external parties who are found to be inappropriate to receive the stock incentive. However, even if company stocks are offered to external parties, we will vote for the resolution, if explanation is provided in an appropriate manner and it is found that the offering of company stocks as remuneration to the external parties contributes to the improvement of shareholder value; and

(ii)
In cases other than those referred to above, outside directors, directors who are audit committee members or directors who are audit and supervisory committee members, statutory auditors, or any external parties who are found to be inappropriate to receive the stock incentive. However, even if company stocks are offered to external parties, we will vote for the resolution, if explanation is provided in an appropriate manner and it is found that the offering of company stocks as remuneration to the external parties contributes to the improvement of shareholder value.

(5) In cases other than those referred to above, we will consider an increase of executive remuneration after giving comprehensive consideration to the reason for the change in executive remuneration, and the appropriateness of the amount of such executive remuneration, etc. We will in principle vote against the resolution, if the offering of company stocks as remuneration will give an excessive profit to specific eligible persons, or if the offering of company stocks is inappropriate or inequitable to a significant degree.
5.	Retirement Bonus for Directors and Auditors
We will consider resolutions concerning retirement bonuses for directors and auditors, in accordance with the following standards.
(1) We will in principle vote against the payment of a retirement bonus to an executive who has been involved in any activity that is materially harmful to shareholder value or who is found to be responsible for serious misconduct.
(2) If the ROE is below 5% for the most recent 3 consecutive fiscal years and there is a deficit, or if the total of the current net profits during the most recent 3 fiscal years is a negative figure, we will in principle vote against the resolution.
(3) If the amount is found to be unreasonably large taking into consideration the past business performance or the current financial conditions or in comparison with other companies in the same industry, etc., we will in principle vote against the resolution. We will in principle vote against a resolution on said retirement bonus at a certain level or higher and without the disclosure of the amount thereof, unless effective governance on remuneration is established.
(4) We will in principle vote against resolutions on payment to an external director or a director of an audit committee member of companies that have a board with an audit committee structure or statutory auditors.
6.	Allocation of Dividends and Profits
(1) We will in principle vote against a resolution on the appropriation of surpluses, if all the conditions listed in ①, ② and ③ below are satisfied for the most recent 2 consecutive fiscal years and the ROE during the most recent fiscal year is below 8% except where the shareholder's return ratio is 50% or more. However, this provision does not apply to any company which has not been listed for 5 years as of the last day of the most recent fiscal year and where how surplus funds are used is clearly defined.
(Note) Shareholders' return ratio = (Dividends + Share repurchase) / Current net profit
①	Shareholders' equity ratio > 50%
②	Net financial assets / Sales > 30%
③	Net financial assets / Total assets > 30%

(Note) Net financial assets = Cash and deposits + Long- or short-term securities and deposits paid - Interest-bearing liabilities (excluding long- and short-term securities and deposits paid for companies engaged in Banks, Securities and Commodities Futures, Insurance or Other Financing Business in the 33 industry classifications of the Tokyo Stock Exchange).
(2) We will vote against resolutions on dividend policy or the appropriation of surpluses which are found to be harmful to shareholder value.
(3) We will vote against resolutions on the appropriation of surpluses, in any other cases where it is found that shareholders' returns are insufficient to a significant degree.
7.	Acquisition of the Company's Own Stock
We will in principle vote for resolutions on the acquisition of the company's own stock.
8.	Change in Number of Authorized Shares
When said purposes are inappropriate, such as in the case of a company that has introduced anti-takeover measures, we will in principle vote against a company's proposed increase in the number of authorized shares.
9.	Issuance of Preferred and Other Classes of Shares
We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriateness of application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.
10.	Corporate Restructuring and Capital Policy(Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)
We will vote for proposed corporate restructuring and capital policy, if they are deemed appropriate in consideration of the contents of respective resolutions, the possibility of conflict of interest with minority shareholders, measures to protect the interest of minority shareholders, effects on shareholder value, basis and rationality of management judgment, financial condition (including premiums), fair disclosure, etc., from an overall perspective. Otherwise, we would oppose the resolutions.
11.	Anti-Takeover Measures
We will in principle vote against a resolution that is found to set an anti-takeover measure.
12.	Amendment of Articles
(1) In the case of a resolution under which the articles of incorporation are to be changed in order to authorize the board of directors to carry out a discretionary distribution of surplus, we will in principle vote for the resolution, if the company's appropriation of surpluses is appropriate and the number of outside directors is not fewer than the minimum level prescribed in “1. Election of Directors (7).” As used in these Proxy Voting Standards, the appropriateness of the appropriation of surpluses will be determined in accordance with the standards stipulated in “6. Allocation of Dividends and Profits.”
(2) We will in principle vote against a resolution under which the articles of incorporation are to be changed in order to eliminate the possibility that a dividend of surplus will be decided by a resolution at the shareholders' meeting.
(3) In the case of a resolution under which an anti-takeover measure is to be prescribed in the articles of incorporation, if we should vote against the introduction of the anti-takeover measure in accordance with the standards set out in “11. Anti-Takeover Measures” above, we will in principle vote against the resolution.
(4) We will in principle vote against a resolution that makes the requirements for the dismissal of directors stricter.
(5) We will in principle vote against a resolution that makes the requirements for a resolution on organizational restructuring stricter, or to establish additional requirements for a resolution on organizational restructuring.

(6) In the case of a resolution to change the articles of incorporation in order to authorize the board of directors to add a record date for voting rights by its decision, we will vote for the resolution if the purpose of the change is clearly explained and is found to be reasonable.
(7) In the case of a resolution to change the articles of incorporation in order to increase the total number of authorized shares, we will consider whether to vote for the resolution in accordance with the standards set out in “8. Change in Number of Authorized Shares” above.
(8) In the case of a resolution to change the articles of incorporation in relation to classes of shares, we will consider whether to vote for the resolution in accordance with the standards set out in “9. Issuance of Preferred and Other Classes of Shares” above.
(9) We will in principle vote against the relaxation of quorum requirements.
(10) If a change in the governing body structure of the company is proposed, we will in principle respect the opinion of the board of directors; provided, however, that we will vote against any such change that will not contribute to the improvement of corporate governance.
(11) Regarding the following amendments to the articles of incorporation, we will in principle vote against the resolution from the perspective of governance reform:
①	To set a substantial limit on the number of outside directors or highly-independent outside directors
(12) Regarding the following amendments to the articles of incorporation, we will in principle vote for the resolution from the perspective of governance reform:
①	To formulate the basic policy for initiatives concerning ESG issues
②	To propose the “separation between the chair of the board of directors and the chief executive officer (CEO)”
③	To proceed with the abolition of advisory positions such as “Sodanyaku” or “Komon” or any other similar position to be assumed by a person who is not a director
④	To determine that the director's term of office is one year in a company with a board of auditors
⑤	To establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee
⑥	To make a company that has a listed subsidiary engage in initiatives to ensure the effectiveness of the governance system of such listed subsidiary
⑦	To enable the convocation of a virtual-only shareholders' meeting.
13.	Shareholder Resolution
(1) We will individually consider a shareholders' resolution, from the perspective of improving shareholder value on a long-term basis or preventing any deterioration in shareholder value. We will in principal vote against a resolution in which a potential conflict of interest exists between the company or a shareholder and the proposer, a resolution which is found to restrict the latitude of company management, or a resolution in which it is found that the proposer does not provide sufficient explanation about the effect of the resolution. At the time of the consideration, we will also take into account the opinion of the board of directors.
It is desirable that the shareholder proposing a resolution and the board of directors provide general shareholders with easily comprehensible and thorough explanations from their own standpoint through the perspective of shareholder value to enable them to make judgments based on proper understanding of the contents of the proposal.
(2) If a shareholders' resolution falls under one of the following items, we will in principle vote against the resolution.
①	The resolution is not made from the perspective of shareholder value, and the purpose of the resolution is to make a social or political statement.

②	A resolution on amendments to the articles of incorporation, when the amendments include any content related to individual and specific business execution.
③	The contents of the resolution are ambiguous and lacking concrete information, and the resolution does not satisfy the requirements for a resolution.
Therefore, on the part of a shareholder proposing a resolution, it is desirable that he/she submits a proposal with clear and specific contents which satisfy the requirements for a resolution.
On the part of the board of directors, if the contents of the resolution are ambiguous and lack concrete information and the resolution does not satisfy the requirements for a resolution, it is desirable that the board clearly indicates such facts in the reference document for the shareholders' meeting.
(3) We will in principle vote for a shareholder resolution on amendments to the articles of incorporation which fall under any of the following items, but do not correspond to any items in the existing articles of incorporation and do not fall under (2) ① or ③. A resolution requesting amendments:
①	to formulate the basic policy for initiatives concerning ESG issues;
②	to disclose important information concerning a resolution for the election of directors and auditors;
③	to seek the number of outside directors that is not fewer than the minimum level prescribed in “1. Election of Directors (7)”;
④	to seek an external director to serve as the chair of the board of directors;
⑤	to prohibit or remove the chief executive officer from serving as the chair of the board of directors;
⑥	to abolish the position of “Sodanyaku” or “Komon” to be assumed by a person who is not a director;
⑦	to disclose remuneration for an individual director or auditor or an individual who is not a director, but holds the position of “Komon” or “Sodanyaku” or any other similar position;
⑧
to abolish the provisions of the articles of incorporation which prohibit the payment of dividends by resolution of the shareholders' meeting (if the company's appropriation of surpluses for the most recent fiscal year is inappropriate or if the number of outside directors is fewer than the minimum level prescribed in “1. Election of Directors (7)”), or to abolish the provisions of the articles of incorporation which authorize the board of directors to make a decision on the payment of dividends;

⑨	to sell stocks held by the company that are deemed to be problematic in light of the improvement of corporate value and sustainable growth;
⑩	to formulate or disclose the basic policy on the exercise of voting rights related to strategically held stocks, and to disclose the results of the exercise of voting rights;
⑪	to determine that the director's term of office is one year in a company with a board of auditors;
⑫	to establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee;
⑬	to make a company that has a listed subsidiary engage in initiatives to ensure the effectiveness of the governance system of such listed subsidiary; or
⑭	to enable the convocation of a virtual-only shareholders' meeting.
(4) In the case of a shareholders' resolution requesting the election of directors, we will consider the resolution in comparison with the company resolution, in accordance with the standards set out in “1. Election of Directors” above by taking into account the corporate governance status and the reason for the proposal.
(5) In the case of a shareholders' resolution concerning the appropriation of surplus, we will consider the resolution in comparison with the company resolution, in accordance with the standards set out in “6. Allocation of Dividends and Profits” by taking into account the reason for the proposal, the effect on share price formation and corporate governance status.

14.	Other
We will vote for any other resolution that is found to be appropriate from the perspective of improving shareholder value on a long-term basis or preventing any deterioration of shareholder value; and we will vote against any other resolution that is found to be inappropriate from the same perspective.
15.	Waiver of Rights
In principle, we will not waive the rights in the shareholders' meeting where we possess voting rights. However, the voting rights may be waived if the waiver is found to be appropriate.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of February 28, 2022, Mr. Hiromitsu Daimon acts as the Registrant’s lead portfolio manager. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Registrant’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003 and has served as the portfolio manager of the Registrant since 2013. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.
(2) As of February 28, 2022, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of $51 million as of February 28, 2022). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.
(3) As of February 28, 2022, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined based on the outperformance of portfolios measured against the Russell / Nomura Small Cap Tm Index. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the Registrant’s Investment Adviser. We put more emphasis on the quantitative score and Portfolio Manager performance is assessed over multiple years, in principle over one, three and five years.
(4) As of February 28, 2022, the portfolio manager did not own beneficially any securities issued by the Registrant.
(b) Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
(a) Not applicable.
(b) Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.
Item 11.	Controls and Procedures.
(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 13.	Exhibits.
(a)(1)	See Item (2)
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX-99.CERT attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: April 29, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: April 29, 2022

By:	/s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer

Date: April 29, 2022